Dreyfus New Leaders

Fund, Inc.

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus New Leaders Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Leaders Fund, Inc. covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio managers, Hilary Woods and Paul Kandel.

The past six months have been rewarding for many equity investors, including those who own mid-capitalization stocks. Strong U.S. economic growth, low inflation and high levels of consumer spending supported continued strength in many broad measures of stock market performance. As a result, several major U.S. market indices set new records.

Beginning in April, many previously out-of-favor market sectors rallied strongly -- including midcap stocks -- as investors became increasingly attracted to their high growth rates. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the large- and mid-capitalization sectors of the stock market.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation   in   Dreyfus   New   Leaders   Fund,   Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus New Leaders Fund, Inc. perform relative to its benchmark?

For  the  six-month  period  ended June 30, 1999, Dreyfus New Leaders Fund, Inc.
produced a strong positive total return of 16.50%.(1) The fund's performance well outpaced the Russell 2500 Index, which returned 10.88% for the same time period.(2)

We attribute this strong relative performance over the period to our recent success in identifying attractive individual investment opportunities among a diverse range of sectors, industries and investment styles. In addition, the fund's broad diversification among value-oriented midcap stocks positioned us to benefit from the broadening of market strength that occurred in April 1999.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small- and midcap companies, focusing on new leaders in their industries that offer products or services that we believe enhance prospects for growth of future earnings. We also base investment decisions on economic or political conditions that we believe are likely to affect a stock's performance, and on the impact of changes in a company's management or organizational structure.

Our investment approach targets both growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market), and value-oriented stocks (those that appear underpriced according to a variety of financial measurements).

The result of our approach during the recent six-month period was a broadly diversified portfolio of carefully selected stocks that generally performed well. During the first three months of the period, when growth stocks were showing marked strength, our best performance came from growth-oriented holdings
in    the    technology    and    utilities     The    Fund
sectors. Among the fund's technology holdings, Internet-related companies, such as Excite, and semiconductor makers, such as Teradyne, led the way. Among utilities, we scored successes with telecommunications-related stocks, including Metromedia Fiber Network, Cl. A., which provides telephone companies and corporations with the increased bandwidth required for data-intensive communications.

After the market' s dramatic, mid-period shift in favor of value stocks, we achieved our greatest returns from value-oriented holdings among basic industrial sectors. The fund's performance was fueled by oil service and energy exploration companies, such as Weatherford International and Anadarko Petroleum and basic materials companies, such as Bowater, a leading producer of newsprint. We also enjoyed gains from equipment producers we believed were ripe for acquisition, such as Case, which was bought out by New Holland for a substantial premium.

In addition, the fund achieved excellent results in the consumer products sector, with strong performance driven by high levels of consumer confidence throughout the period. Within this sector, our best performers included Hispanic Broadcasting, which benefited from the growth of targeted marketing to the fast-growing Spanish community in the United States; Gemstar International Group, the maker of VCR Plus and satellite TV programming guides; and Tiffany, the luxury retailer.

What other factors influenced the fund's performance?

Of course not every company in the fund's portfolio showed positive returns. Some stocks lagged, even among our best-performing sectors. Among technology stocks, for example, our holdings among business software companies, such as Network Associates and Aspect Development, faltered due to fears of a
Y2K-related corporate spending slowdown. In the consumer arena, AutoZone underperformed, hurt by a slowdown in the do-it-yourself auto repair market.

The fund also experienced weak performance throughout the period from two sectors in particular: finance and health care. Financial stocks generally suffer during periods of rising interest rates, as was the case during the first half of 1999. Although the fund was significantly underweighted in the financial sector going into this reporting period, some of the fund's financial company holdings, such as Torchmark, failed to match the performance of the Index. An exception was Executive Risk, which was taken over by Chubb Corp. at a substantial premium.

The health care sector was battered by an increasingly restrictive regulatory environment and the prospect for further government-imposed limitations on Medicare and Medicaid reimbursements. The fund benefited from holdings of stocks such as Allergan, a growing pharmaceutical company, and Centocor, an advanced-stage biotech company. However, those gains were more than matched by losses in companies such as HEALTHSOUTH, a provider of outpatient surgery and rehabilitation, and Sepracor Technologies, a biotech company that sold off when concerns arose about the effectiveness of one of its lead drugs.

What is the fund's current strategy?

We continue to believe that midcap stocks of fast-growing new leaders in their industries offer the potential for strong growth and above-average capital appreciation. Accordingly, we continue to target such stocks while adhering to our blended growth-and-value investment strategy and our goal of seeking to outperform the Russell 2500 Index.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: THE FRANK RUSSELL COMPANY -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF SMALL- AND MIDSIZE-COMPANY STOCK PERFORMANCE.


                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)

COMMON STOCKS--95.1%                                                                   Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--3.5%

Grainger (W.W.)                                                                        145,000                         7,802,812

Outdoor Systems                                                                        390,000  (a)                   14,235,000

                                                                                                                      22,037,812

CONSUMER NON-DURABLES--1.2%

International Flavors & Fragrances                                                     175,000                         7,765,625

CONSUMER SERVICES--11.5%

Chancellor Media, Cl. A                                                                170,000  (a)                    9,371,250

Hilton Hotels                                                                          475,000                         6,739,062

Hispanic Broadcasting                                                                  210,000                        15,933,750

Meredith                                                                               250,000                         8,656,250

Premier Parks                                                                          335,000  (a)                   12,311,250

USA Networks                                                                           255,000  (a)                   10,231,875

Wendy's International                                                                  330,000                         9,343,125

                                                                                                                      72,586,562

ELECTRONIC TECHNOLOGY--17.4%

ASM Lithography Holding                                                                175,000  (a)                   10,390,625

Adaptec                                                                                310,000  (a)                   10,946,875

Altera                                                                                 260,000  (a)                    9,571,250

CIENA                                                                                  250,000  (a)                    7,546,875

Cordant Technologies                                                                   200,000                         9,037,500

Gemstar International Group                                                            190,000  (a)                   12,397,500

Lexmark International Group, Cl. A                                                     140,000  (a)                    9,248,750

National Semiconductor                                                                 400,000  (a)                   10,125,000

Scientific-Atlanta                                                                     200,000                         7,200,000

Teradyne                                                                               160,000  (a)                   11,480,000

Vitesse Semiconductor                                                                  170,000  (a)                   11,464,375

                                                                                                                     109,408,750

ENERGY MINERALS--2.6%

Anadarko Petroleum                                                                     260,000                         9,571,250

Apache                                                                                 165,000                         6,435,000

                                                                                                                      16,006,250

FINANCE--16.1%

Boston Properties                                                                      250,000                         8,968,750

Charter One Financial                                                                  309,750                         8,614,922

Compass Bancshares                                                                     240,000                         6,540,000






COMMON STOCKS (CONTINUED)                                                              Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Dime Bancorp                                                                           300,000                         6,037,500

Everest Reinsurance Holdings                                                           295,000                         9,624,375

First Tennessee National                                                               275,000                        10,535,938

First Virginia Banks                                                                   135,000                         6,631,875

Hibernia, Cl. A                                                                        425,000                         6,667,187

Protective Life                                                                        175,000                         5,775,000

Terra Nova Holdings, Cl. A                                                             275,000                         7,407,812

Torchmark                                                                              225,000                         7,678,125

UnionBanCal                                                                            240,000                         8,670,000

XL Capital, Cl. A                                                                      137,250                         7,754,625

                                                                                                                     100,906,109

HEALTH TECHNOLOGY--5.8%

Allergan                                                                               110,000                        12,210,000

Bard (C.R.)                                                                            150,000                         7,171,875

Biomet                                                                                 200,000                         7,950,000

Centocor                                                                               200,000  (a)                    9,325,000

                                                                                                                      36,656,875

INDUSTRIAL SERVICES--4.7%

ENSCO International                                                                    375,000                         7,476,563

Noble Drilling                                                                         475,000  (a)                    9,351,563

Weatherford International                                                              335,000  (a)                   12,269,375

Separation Technologies                                                                 81,984  (a,b,c)                  311,539

                                                                                                                      29,409,040

NON-ENERGY MINERALS--2.4%

Freeport-McMoRan Copper & Gold, Cl. B                                                  475,000  (a)                    8,520,313

USX-U.S. Steel Group                                                                   250,000                         6,750,000

                                                                                                                      15,270,313

PROCESS INDUSTRIES--8.5%

Bowater                                                                                150,000                         7,087,500

Goodrich (B.F.)                                                                        175,000                         7,437,500

Great Lakes Chemical                                                                   175,000                         8,060,938

Lyondell Chemical                                                                      315,000                         6,496,875

OM Group                                                                               222,500                         7,676,250

Owens-Illinois                                                                         250,000  (a)                    8,171,875

Westpoint Stevens                                                                      280,000  (a)                    8,347,500

                                                                                                                      53,278,438

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                              Shares                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--4.4%

Case                                                                                   350,000                        16,843,750

Howmet International                                                                   631,700  (a)                   10,857,343

                                                                                                                      27,701,093

RETAIL TRADE--4.3%

Consolidated Stores                                                                    225,000  (a)                    6,075,000

Food Lion, Cl. A                                                                       535,000                         6,353,125

Tiffany                                                                                150,000                        14,475,000

                                                                                                                      26,903,125

TECHNOLOGY SERVICES--4.1%

Citrix Systems                                                                         165,000  (a)                    9,322,500

HCR Manor Care                                                                         275,000  (a)                    6,651,563

Intuit                                                                                 110,000  (a)                    9,913,750

                                                                                                                      25,887,813

TRANSPORTATION--1.0%

Expeditors International of Washington                                                 230,000                         6,267,500

UTILITIES--7.6%

BEC Energy                                                                             175,000                         7,218,750

Illinova                                                                               280,000                         7,630,000

ITC DeltaCom                                                                           520,000  (a)                   14,560,000

Metromedia Fiber Network, Cl. A                                                        390,000  (a)                   14,015,625

Nicor                                                                                  120,000                         4,567,500

                                                                                                                      47,991,875

TOTAL COMMN STOCKS
   (cost $405,599,195)                                                                                               598,077,180
------------------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCKS--.1%
--------------------------------------------------------------------------------

Separation Technologies,
   Ser. A, 6%, Cum. Conv.
   (cost $931,463)                                                                     243,385  (a,b,c)                  924,863
------------------------------------------------------------------------------------------------------------------------------------


                                                                                     Principal

SHORT-TERM INVESTMENTS--4.1%                                                         Amount ($)                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------


U.S. TREASURY BILLS:

4.45%, 7/22/1999                                                                         7,000                             6,983

4.48%, 8/26/1999                                                                     8,601,000                         8,542,659

4.53%, 9/16/1999                                                                    12,625,000                        12,501,313






                                                                                     Principal

SHORT-TERM INVESTMENTS (CONTINUED)                                                   Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------


U.S. TREASURY BILLS (CONTINUED):

4.59%, 9/23/1999                                                                     2,756,000                         2,726,740

4.67%, 9/30/1999                                                                     1,761,000                         1,740,290

TOTAL SHORT-TERM INVESTMENTS
   (cost $25,517,282)                                                                                                 25,517,985
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $432,047,940)                                                    99.3%                       624,520,028

CASH AND RECEIVABLES (NET)                                                                 .7%                         4,418,899

NET ASSETS                                                                              100.0%                       628,938,927

(A)  NON-INCOME PRODUCING.

(B)  INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $1,243,000)--SEE NOTE 1(D).

(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED SECURITIES, WITH AN AGGREGATE VALUE OF $1,236,402
REPRESENTS APPROXIMATELY .20% OF NET ASSETS:

                                                     Acquisition           Purchase
Issuer                                                      Date          Price ($)             Net Assets (%)  Valuation ($)((+))
------------------------------------------------------------------------------------------------------------------------------------
Separation Technologies                                  1/13/95               3.80                 .05               3.80

Separation Technologies,
   Ser. A, 6%, Cum. Conv.                        7/12/93-1/13/95               3.80                 .15               3.80

((+))  THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                                                               Cost         Value
------------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                                                                    432,047,940   624,520,028

Cash                                                                                                             302,709

Receivable for investment securities sold                                                                     18,131,334

Dividends receivable                                                                                             516,238

Receivable for shares of Common Stock subscribed                                                                  10,582

Prepaid expenses                                                                                                  47,272

                                                                                                             643,528,163
------------------------------------------------------------------------------------------------------------------------------------


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                   459,712

Due to Distributor                                                                                              130,156

Payable for shares of Common Stock redeemed                                                                  11,716,327

Payable for investment securities purchased                                                                   2,176,877

Accrued expenses                                                                                                106,164

                                                                                                             14,589,236
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                              628,938,927
------------------------------------------------------------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                             347,963,963

Accumulated investment (loss)                                                                                  (289,112)

Accumulated net realized gain (loss) on investments                                                          88,791,988

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                                                    192,472,088
------------------------------------------------------------------------------------------------------------------------------------


NET ASSETS ($)                                                                                              628,938,927
------------------------------------------------------------------------------------------------------------------------------------


SHARES OUTSTANDING

(100 million shares of $.01 par value Common Stock authorized)                                               13,105,258

NET ASSET VALUE, offering and redemption price per share--Note 3(d)                                         ($)   47.99

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       2,698,163

Interest                                                               580,042

TOTAL INCOME                                                         3,278,205

EXPENSES:

Management fee--Note 3(a)                                            2,350,860

Shareholder servicing costs--Note 3(b)                               1,070,737

Registration fees                                                       32,235

Professional fees                                                       31,584

Prospectus and shareholders' reports                                    27,440

Custodian fees--Note 3(b)                                               24,589

Directors' fees and expenses--Note 3(c)                                 22,933

Loan commitment fees--Note 2                                             1,783

Miscellaneous                                                            5,156

TOTAL EXPENSES                                                       3,567,317

INVESTMENT (LOSS)                                                    (289,112)
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             91,178,919

Net unrealized appreciation (depreciation) on investments            4,873,547

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              96,052,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                95,763,354

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 1999                                                Year Ended
                                              (Unaudited)                                         December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment (loss)                               (289,112)                                                (1,678,401)

Net realized gain (loss) on investments        91,178,919                                                   (83,704)

Net unrealized appreciation (depreciation)
   on investments                               4,873,547                                               (27,003,995)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   95,763,354                                               (28,766,100)
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (1,734,981)                                               (20,245,621)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 91,898,289                                                327,144,836

Dividends reinvested                           1,659,408                                                 19,379,693

Cost of shares redeemed                     (243,395,578)                                              (472,441,525)

Redemption fee                                       --                                                     143,546

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS               (149,837,881)                                              (125,773,450)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (55,809,508)                                              (174,785,171)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           684,748,435                                               859,533,606

END OF PERIOD                                 628,938,927                                               684,748,435
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    2,090,758                                                  7,407,474

Shares issued for dividends reinvested            39,765                                                    517,921

Shares redeemed                               (5,600,184)                                               (10,732,055)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (3,469,661)                                                (2,806,660)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                             June 30, 1999                            Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                (Unaudited)      1998         1997          1996          1995         1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                            41.31         44.35        40.74         37.39         31.33        34.13

Investment Operations:

Investment income (loss)--net                     (.02)(a)       (.10)        (.14)         (.05)          .06          .10

Net realized and unrealized
   gain (loss) on investments                     6.82          (1.78)        7.99          6.47          9.17         (.22)

Total from Investment Operations                  6.80          (1.88)        7.85          6.42          9.23         (.12)

Distributions:

Dividends from investment

   income--net                                      --             --          --             --          (.07)        (.08)

Dividends from net realized gain
   on investments                                    (.12)        (1.17)        (4.24)         (3.07)        (3.10)   (2.60)

Total Distributions                                  (.12)        (1.17)        (4.24)         (3.07)        (3.17)   (2.68)

Redemption fee added to
   paid-in capital                                     --           .01            --             --            --       --

Net asset value, end of period                      47.99         41.31         44.35          40.74         37.39      31.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    16.50(b)      (3.95)        19.54          17.31         29.80       (.15)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                        .56(b)        1.14          1.12           1.17          1.19        1.16

Ratio of net investment income

   (loss) to average net assets                     (.05)(b)       (.21)         (.33)          (.15)          .17         .30

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                         --            --            --            --            .02         .05

Portfolio Turnover Rate                            54.59(b)      107.38          82.28        102.22        108.80       94.21
------------------------------------------------------------------------------------------------------------------------------------


Net Assets, end of period
   ($ x 1,000)                                   628,939        684,748        859,534       780,999       606,945     391,625

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  New  Leaders Fund, Inc. (the "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at
the    prevailing    rates    of    exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,056 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Affiliated issuers: Issuers in which the fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 1999:

                                                          Shares
                                    -------------------------------------------------------

                                    Beginning                                     End of        Dividend              Market
Name of issuer                      of Period        Purchases      Sales         Period        Income ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Separation
Technologies                           81,984              --         --          81,984              --              311,539

(Common)

Separation
Technologies                          243,385              --         --         243,385              --              924,863
(Conv. Preferred)

(e)  Dividends  to shareholders: Dividends are recorded on the ex-dividend date.
Dividends    from    investment    income-net    and    dividends     The   Fun

from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the fund, also contemplates dividends on securities sold short) , and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended June 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund pays the Distributor, at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1999, the fund was charged $783,620 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid- ing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $167,977 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 1999, the fund was charged $24,589 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June
30,   1999,   redemption  fees  retained  by  the  fund  amounted  to  $17,102.

                                                             The Fund

NOTE 4--Securities Transactions:

 The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $332,105,391 and $495,578,030, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $192,472,088, consisting of $197,055,776 gross unrealized appreciation and $4,583,688 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

                                                           For More Information

                        Dreyfus New Leaders Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

The Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  085SA996